SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
December 31, 2008
Medical Center Physicians Tower – Jackson, Tenneesee
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offer to sell or solicitation to buy securities of
Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview
Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers. The Company focuses on the ownership, development, redevelopment, acquisition, and management of strategically located medical office buildings and other healthcare related facilities in the United States of America. The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.
In March 2008, the Company acquired Marshall Erdman & Associates, Inc., now operating as Erdman, A Cogdell Spencer Company (“Erdman”), a subsidiary of Cogdell Spencer Inc. The Company, a fully integrated healthcare facilities company, provides services from strategic planning to long-term property ownership and management. Integrated delivery service offerings include architecture, engineering, construction and capital project development.
The Company is building a national portfolio of healthcare properties located on hospital campuses. Since the Company’s initial public offering in 2005, the Company has acquired properties in five new states and multiple new markets. During the year ended December 31, 2008, the Company acquired two off-market acquisitions that were a result of strong relationships with existing clients. Client relationships and advanced planning services provided by Erdman also give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.
The Company’s capital projects team completed Alamance Regional Mebane Outpatient Center in 2008 and broke ground on Cancer Center expansion in early 2009. Additional capital projects that have been announced recently include The Woodlands in Pensacola, Florida and The Medical Center Physicians Tower in Jackson, Tennessee.

Since its founding in 1951, Erdman has designed, engineered, or built over 5,000 healthcare facilities, which support more than 50,000 physicians. Erdman was ranked as the number one healthcare design-build firm for 2007 by Modern Healthcare’s 2008 Construction and Design Survey.

The Company’s property management team, Cogdell Spencer Advisors, has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants. The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages. During 2008, the Company continued celebrations with the “Celebrating 25 Years” Campaign, which recognizes the long-term relationships between the Company and its healthcare system clients and partners. Celebrating clients in 2008 include Palmetto Health and Sisters of Charity Providence Hospital in Columbia, South Carolina.
As of December 31, 2008, the Company owned or managed healthcare properties located in 13 states and had regional offices located throughout the country to support property management and design-build services. The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Scott A. Ransom
		Chief Financial Officer	President — Erdman

Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, M.D.

Equity Research Coverage

Merrill Lynch/Banc of America Securities	KeyBanc Capital Markets
Dustin Pizzo – 212.847.5771	Karin Ford – 917.368.2293

BMO Capital Markets	Raymond James & Associates
Richard Anderson – 212.885.4180	Paul Puryear – 727.567.2253

Janney Montgomery Scott	SmithBarney Citigroup
Stephanie Krewson – 215.665.6385	Michael Bilerman – 212.816.1383

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing	Company	704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com
This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to integrate Erdman; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2007, and Form 10-Q for the quarter ended June 30, 2008. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Fourth Quarter 2008
Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months	Year Ended
	Ended	Ended
	December 31,	December 31,
	2008	2008
Selected Operating Data
Rental income	$19,870	$76,541
Straight line rent	146	569
Fair value lease revenues (1)	161	689

Rental revenue	20,177	77,799
Property management and other fees	935	3,460

Revenue from property operations	$21,112	$81,259
Costs related to property operations	$7,972	$31,376
Property operations gross margin	62%	61%

Design-Build and development revenue	$78,860	$254,481
Costs related to design-build revenue and other sales	$67,112	$214,019
Design-Build and development gross margin	15%	16%

EBITDA (2)	$15,207	$60,110
Interest expense	$(6,463)	$(25,159)

Net loss	$(1,042)	$(5,773)
Net loss per share — diluted	$(0.06)	$(0.37)

Funds from Operations (“FFO”) (3)	$5,691	$21,380
FFO per share and unit — diluted (3)	$0.21	$0.89

Funds from Operations Modified (“FFOM”) (3)	$8,081	$29,363
FFOM per share and unit — diluted (3)	$0.30	$1.22

Distributions declared per share and unit	$0.225	$1.275

As of
December 31,
2008
Selected Balance Sheet Data
Cash and cash equivalents	$34,668
Book value of real estate assets before depreciation	$547,246
Total assets	$900,090
Total liabilities	$617,096
Minority interests and stockholders’ equity	$282,994

Debt
Weighted average interest rate	4.8%
Weighted average remaining maturity (years)	3.3
Debt / total assets	52%

As of
December 31, 2008
Capitalization
Common shares outstanding	17,699
Units outstanding	9,246
Total common shares and units outstanding	26,945
Share price at end of period	$9.36
Equity value at end of period (4)	$252,205
Debt	$465,236
Total market capitalization	$717,441

Portfolio Statistics — In-service, Consolidated Properties
Number of properties	61
Total square footage	3,275,968
Occupancy	92.4%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Fourth Quarter 2008
Condensed Consolidated Balance Sheets
(in thousands)
(un0udited)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Assets
Real estate properties:
Operating real estate properties	$531,932	$529,495	$526,937	$508,203	$486,279
Less: Accumulated depreciation	(69,285)	(63,154)	(56,974)	(50,805)	(44,596)

Total operating real estate properties, net	462,647	466,341	469,963	457,398	441,683
Construction in process	15,314	10,672	2,889	16,600	13,380

Total operating real estate properties, net	477,961	477,013	472,852	473,998	455,063
Cash and cash equivalents	34,668	10,637	5,088	13,581	3,555
Restricted cash	12,964	18,388	18,078	22,874	1,803
Tenant and accounts receivable	43,523	42,924	49,827	53,124	2,249
Goodwill and intangible assets, net	301,767	308,423	313,151	321,922	31,589
Other assets	29,207	27,689	30,558	27,729	11,978

Total assets	$900,090	$885,074	$889,554	$913,228	$506,237

Liabilities and Stockholders’ Equity
Mortgage notes payable	$240,736	$234,497	$242,033	$241,105	$237,504
Revolving credit facility	124,500	90,000	114,000	116,000	79,200
Term Loan	100,000	100,000	100,000	100,000	—
Accounts payable	22,090	23,185	29,028	31,607	5,817
Billings in excess of costs and estimated earnings on uncompleted contracts	17,025	27,616	32,796	38,875	—
Deferred income taxes	34,176	40,302	40,107	42,893	217
Payable to prior MEA Inc. shareholders	18,002	24,003	24,003	32,405	—
Other liabilities	60,567	47,751	40,359	37,900	21,243

Total liabilities	617,096	587,354	622,326	640,785	343,981
Minority interests and stockholders’ equity	282,994	297,720	267,228	272,443	162,256

Total liabilities and stockholders’ equity	$900,090	$885,074	$889,554	$913,228	$506,237

Cogdell Spencer Inc.
Fourth Quarter 2008
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31,2008	December 31, 2007
Revenues:
Rental revenue	$20,177	$19,631	$19,300	$18,691	$17,685
Design-Build contract revenue and other sales	78,726	72,914	78,021	23,936	—
Property management and other fees	935	852	835	841	864
Development management and other income	134	622	110	19	14

Total revenues	99,972	94,019	98,266	43,487	18,563
Expenses:
Property operating and management	7,972	8,370	7,841	7,199	6,937
Costs related to design-build contract revenue and other sales	67,112	59,578	66,286	21,043	—
Selling, general, and administrative	9,819	7,599	8,488	4,306	2,075
Depreciation and amortization	11,741	11,871	12,380	9,025	7,094

Total expenses	96,644	87,418	94,995	41,573	16,106

Income from operations before other income (expense)	3,328	6,601	3,271	1,914	2,457

Other income (expense):
Interest and other income, net	239	210	218	255	309
Interest expense	(6,463)	(6,743)	(6,857)	(5,096)	(4,640)
Equity in earnings of unconsolidated partnerships	4	10	5	3	23

Total other income (expense)	(6,220)	(6,523)	(6,634)	(4,838)	(4,308)

Income (loss) from operations before income tax (expense) benefit	(2,892)	78	(3,363)	(2,924)	(1,851)

Income tax (expense) benefit	1,387	(883)	383	358	34

Loss from operations	(1,505)	(805)	(2,980)	(2,566)	(1,817)

Minority interests in real estate partnerships	(105)	(920)	48	13	(30)
Minority interests in operating partnership	568	639	1,089	752	512

Net loss	$(1,042)	$(1,086)	$(1,843)	$(1,801)	$(1,335)

Per share data — basic and diluted:
Net loss — basic and diluted	$(0.06)	$(0.07)	$(0.12)	$(0.13)	$(0.11)

Weighted average common shares — basic and diluted (1)	17,577	15,747	15,393	14,364	11,935

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Fourth Quarter 2008
Business Segment Reporting
(in thousands)
(unaudited)

		Design-Build
	Property	and	Unallocated
Three months ended December 31, 2008:	Operations	Development	and Other	Total
Revenues:
Rental revenue	$20,177	$—	$—	$20,177
Design-Build contract revenue and other sales	—	78,726	—	78,726
Property management and other fees	935	—	—	935
Development management and other income	—	134	—	134

Total revenues	21,112	78,860	—	99,972
Operating expenses:
Property operating and management	7,972	—	—	7,972
Costs related to design-build revenue and other sales	—	67,112	—	67,112
Selling, general, and administrative	—	7,593	—	7,593

Total operating expenses	7,972	74,705	—	82,677

	13,140	4,155	—	17,295
Interest and other income, net	142	12	85	239
Corporate general and administrative expenses	—	—	(2,226)	(2,226)
Interest expense	—	—	(6,463)	(6,463)
Provision for income taxes applicable to funds from operations modified	—	—	(140)	(140)
Non-real estate related depreciation and amortization	—	(359)	(57)	(416)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	7	—	—	7
Minority interests in real estate partnerships, before real estate related depreciation and amortization	(215)	—	—	(215)

Funds from operations modified (FFOM)	13,074	3,808	(8,801)	8,081
Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(3,875)	1,527	(2,390)

Funds from operations (FFO)	13,032	(67)	(7,274)	5,691
Real estate related depreciation and amortization	(7,301)	—	—	(7,301)
Minority interests in operating partnership	—	—	568	568

Net income (loss)	$5,731	$(67)	$(6,706)	$(1,042)

Cogdell Spencer Inc.
Fourth Quarter 2008
Reconciliation of Net Loss to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Net loss	$(1,042)	$(1,086)	$(1,843)	$(1,801)	$(1,335)
Plus minority interests in operating partnership	(568)	(639)	(1,089)	(752)	(512)
Plus real estate related depreciation and amortization (2)	7,301	7,494	7,707	7,700	6,959

Funds from Operations (FFO) (1)	5,691	5,769	4,775	5,147	5,112
Plus amortization of intangibles related to purchase accounting, net of tax benefit	2,390	2,390	2,551	648	26

Funds from Operations Modified (FFOM) (1)	$8,081	$8,159	$7,326	$5,795	$5,138

FFO per share and unit — basic and diluted	$0.21	$0.23	$0.20	$0.26	$0.31
FFOM per share and unit — basic and diluted	$0.30	$0.33	$0.30	$0.29	$0.31

Weighted average shares and units outstanding — basic	26,766	24,861	24,348	19,972	16,506
Weighted average shares and units outstanding — diluted	26,890	24,993	24,486	19,985	16,519

(1)	FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance. The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor are they indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.
Fourth Quarter 2008
Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
December 31, 2008
Interest coverage ratio:
EBITDA	$15,207
Cash paid for interest	$6,006

Interest coverage ratio	2.5

Fixed charge coverage ratio:
EBITDA	$15,207
Fixed charges:
Cash paid for interest	$6,006
Principal payments	853

Total fixed charges	$6,859

Fixed charge coverage ratio	2.2

Reconciliation of Earnings Before Interest,
Taxes, Depreciation, and Amortization (“EBITDA”) (1)
(in thousands)

	Three Months Ended	Year Ended
	December 31, 2008	December 31, 2008
Reconciliation of net loss to EBITDA:
Net loss	$(1,042)	$(5,773)
Minority interests	(568)	(3,048)
Interest expense	6,463	25,159
Income tax benefit	(1,387)	(1,244)
Depreciation and amortization	11,741	45,016

EBITDA	$15,207	$60,110

(1)	The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company’s EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
Fourth Quarter 2008
Consolidated Debt Analysis as of December 31, 2008
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance	Maturity	Amortization
	%	%		$	Date	(Years)

Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,190	2/1/2011	25
Barclay Downs	6.50	6.50		4,470	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(1)	4,890	8/18/2011	39
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
East Jefferson Medical Office Building	6.01	6.01		9,188	8/10/2014	25
East Jefferson Medical Plaza	LIBOR + 3.75	5.55		11,600	1/31/2012	Interest only
Genesis Property Holding (Pensacola)	LIBOR + 1.50	4.71		1,702	9/26/2018	Interest only
Hanover Medical Office Building One	6.00	6.00		4,818	11/1/2009	25
Healthpark Medical Office Building	5.35	5.35		8,700	1/1/2010	Interest only
Medical Arts Center of Orangeburg	7.00	7.00		2,442	3/15/2009	20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.49	6.49		989	4/15/2010	20
One Medical Park — HMOB	5.93	5.93		5,324	11/1/2013	20
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only (4)
Peerless Medical Center	6.06	6.06		7,449	9/1/2016	30
Providence MOB I, II and III	6.12	6.12		8,572	1/12/2013	25
River Hills Medical Plaza	LIBOR + 3.75	5.53	(1)	4,000	12/22/2011	22
Rocky Mount Kidney Center	6.25	6.25		1,032	4/21/2009	20
Roper MOB	LIBOR + 1.50	6.45	(1)	9,188	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,322	7/6/2014	25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.85	5.17	(1)	7,053	6/15/2011	39
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.85	5.17	(1)	7,575	6/15/2011	39
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Three Medical Park	5.55	5.55		7,879	3/25/2014	25

Total / weighted average fixed rate secured mortgages		5.97		196,308

Variable rate secured mortgage loans - wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall,
Midland Medical Mall and Weddington Internal
Pediatric Medicine	LIBOR + 1.50	3.25	(2)	8,505	12/15/2014	25
Rocky Mount Medical Park	Prime	4.25	(3)	7,306	12/15/2010	25

Total / weighted average variable rate secured mortgages		3.71		15,811

Secured revolving credit facility	LIBOR + 1.15	1.59		94,500	3/10/2011	Interest only
	LIBOR + 1.15	4.26	(1)	30,000	3/10/2011	Interest only

		2.23		124,500
Term loan	LIBOR + 3.50	6.32	(1)	100,000	3/10/2011	Interest only
Consolidated real estate partnerships
Cogdell Health Campus MOB, LP	LIBOR + 1.20	5.23	(1)	10,843	3/2/2015	25
Mebane Medical Investors, LLC (construction loan)	LIBOR + 1.30	1.74		12,200	5/1/2010	Interest only (5)
Rocky Mount MOB LLC	6.03	6.03		5,362	3/1/2012	25

Total / weighted average consolidated real estate partnerships		3.88		28,405

				465,024
Unamortized premium				212

Total / weighted average debt		4.84		$465,236

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Maximum interest of 8.25%; minimum interest of 3.25%.

(3)	Maximum interest of 7.25%; minimum interest of 4.25%.

(4) (5)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017. Interest only through May 2009. Principal and interest payments from June 2009 through May 2010.

Cogdell Spencer Inc.
Fourth Quarter 2008
Consolidated Debt Analysis as of December 31, 2008 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	42.2%	4.4
Variable rate mortgages	3.4%	4.1
Secured credit facility	26.8%	2.2
Term loan	21.5%	2.2
Consolidated real estate partnerships	6.1%	3.5

	100.0%	3.3

Future maturities and principal payments

2009	$50,577	(1)
2010	31,708
2011	250,898
2012	23,137
2013	13,861
Thereafter	94,843

	$465,024

(1)	The Methodist Professional Center I $30,000 mortgage note payable has two one-year extention options at the Company’s election.
Secured credit facility — matures March 10, 2011

Facility	$150,000
Less: Outstanding	124,500
Less: Letters of credit	8,048

Availability	$17,452

Capitalized interest -4Q 2008	$47

Cogdell Spencer Inc.
Fourth Quarter 2008
Property Listing as of December 31, 2008

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	Location	Square Feet	Rate	Rent	Square Foot

California
Verdugo Professional Building I	Glendale	63,887	92.6%	$1,812,088	$30.64
Verdugo Professional Building II	Glendale	42,906	88.6%	1,213,656	31.92

		106,793	91.0%	3,025,744	31.14

Georgia
Augusta POB I	Augusta	99,494	92.7%	1,265,312	13.71
Augusta POB II	Augusta	125,634	95.1%	2,582,154	21.60
Augusta POB III	Augusta	47,034	100.0%	926,246	19.69
Augusta POB IV	Augusta	55,134	88.9%	877,504	17.90
Summit Professional Plaza I	Brunswick	33,039	93.5%	808,505	26.18
Summit Professional Plaza II	Brunswick	64,233	96.7%	1,792,144	28.84

		424,568	94.4%	8,251,865	20.58

Indiana
Methodist Professional Center I (3)	Indianapolis	150,035	99.0%	3,455,621	23.26
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	616,647	25.61

		174,115	99.2%	4,072,268	23.58

Kentucky
Our Lady of Bellefonte	Ashland	46,907	95.9%	1,153,258	25.63
Adjacent parking deck				875,205

		46,907	95.9%	2,028,463	25.63

Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,551,870	21.28
East Jefferson Medical Plaza	Metairie	123,184	100.0%	2,787,654	22.63
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62

		253,914	100.0%	6,308,217	24.84

New York
Central New York Medical Center (4)	Syracuse	111,634	96.7%	2,960,608	27.42

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	843,386	21.97
Birkdale Medical Village	Huntersville	64,669	100.0%	1,405,737	21.74
Birkdale Retail	Huntersville	8,269	100.0%	214,442	25.93
Cabarrus POB	Concord	84,972	95.0%	1,808,948	22.41
Copperfield Medical Mall	Concord	26,000	100.0%	589,518	22.67
Copperfield MOB	Concord	61,789	87.9%	1,250,799	23.04
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	165,956	20.63
Gaston Professional Center	Gastonia	114,956	100.0%	2,725,698	23.71
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	215,591	26.29
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	471,708	25.69
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	382,674	23.19
Mallard Crossing Medical Park	Charlotte	52,540	62.9%	825,306	24.97
Midland Medical Mall	Midland	14,610	100.0%	415,726	28.45
Mulberry Medical Park	Lenoir	24,992	85.4%	433,002	20.30
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	225,390	28.11
Randolph Medical Park	Charlotte	84,131	67.6%	1,213,739	21.34
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	204,728	20.26
Rocky Mount Medical Office Building (1)	Rocky Mount	35,393	95.7%	871,907	25.75
Rocky Mount Medical Park	Rocky Mount	96,993	100.0%	1,956,518	20.17
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	424,549	21.81
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	189,977	24.51

		804,151	92.1%	17,441,440	22.74	(2)

Cogdell Spencer Inc.
Fourth Quarter 2008
Property Listing as of December 31, 2008

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	Location	Square Feet	Rate	Rent	Square Foot

Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,320,404	24.97
Lancaster General Health Campus MOB (1)	Lancaster	64,214	93.1%	1,644,663	27.50

		117,092	96.2%	2,965,067	26.31

South Carolina
190 Andrews	Greenville	25,902	100.0%	598,580	23.11
Baptist Northwest	Columbia	38,703	41.3%	336,517	21.04
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,235,351	20.82
Carolina Forest	Myrtle Beach	38,902	43.5%	470,377	27.82
Mary Black Westside MOB	Spartanburg	37,455	100.0%	783,520	20.92
Medical Arts Center of Orangeburg	Orangeburg	49,324	92.9%	862,554	18.82
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	758,909	25.32
One Medical Park — HMOB	Columbia	69,840	80.3%	1,301,733	23.21
Parkridge MOB	Columbia	89,451	95.5%	2,024,819	23.69
Providence MOB I	Columbia	48,500	94.7%	980,985	21.37
Providence MOB II	Columbia	23,280	100.0%	469,446	20.17
Providence MOB III	Columbia	54,417	73.4%	870,217	21.77
River Hills Medical Plaza	Little River	27,566	100.0%	878,682	31.88
Roper MOB	Charleston	122,785	100.0%	2,502,921	20.38
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,239,997	27.47
St. Francis Medical Office Building	Greenville	49,767	100.0%	1,058,037	21.26
St. Francis Medical Plaza	Greenville	62,724	63.5%	781,534	19.62
St. Francis Women’s Center	Greenville	57,590	73.4%	868,506	20.56
Three Medical Park	Columbia	88,755	93.8%	1,903,798	22.86
West Medical I	Charleston	28,734	100.0%	777,309	27.05

		1,056,910	87.2%	20,703,792	22.47

Tennessee
Healthpark Medical Office Building	Chattanooga	52,151	100.0%	1,906,526	36.56
Peerless Medical Center	Cleveland	40,506	100.0%	1,183,991	29.23

		92,657	100.0%	3,090,517	33.35

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	96.6%	1,491,672	27.27
St. Mary’s Medical Office Building North	Richmond	30,617	90.1%	689,445	25.00

		87,227	94.3%	2,181,117	26.51

Total		3,275,968	92.4%	$73,029,098	$23.64	(2)

(1)	Consolidated real estate partnership.

(2)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $96,000 per month, or $1,152,000 annualized.

(4)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

Cogdell Spencer Inc.
Fourth Quarter 2008
Property Occupancy Rates

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
California
Verdugo Professional Building I	92.6%	94.5%	96.3%	96.3%	94.2%	94.2%	94.2%
Verdugo Professional Building II	88.6%	88.6%	88.6%	86.5%	86.5%	82.4%	83.8%
Georgia
Augusta POB I	92.7%	77.4%	92.0%	94.0%	91.6%	92.9%	91.6%
Augusta POB II	95.1%	93.2%	93.2%	93.2%	93.2%	93.2%	93.2%
Augusta POB III	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	90.0%
Augusta POB IV	88.9%	97.1%	97.1%	100.0%	100.0%	100.0%	100.0%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%	93.5%	n/a
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.0%	96.0%	n/a
Indiana
Methodist Professional Center I	99.0%	100.0%	100.0%	100.0%	100.0%	92.8%	94.7%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Kentucky
Our Lady of Bellefonte	95.9%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	96.3%	96.3%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	99.2%	99.2%	n/a	n/a	n/a
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	96.7%	96.7%	93.1%	100.0%	100.0%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	95.0%	92.7%	98.2%	98.2%	98.2%	98.2%	96.6%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	87.9%	87.9%	87.9%	87.9%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	62.9%	62.9%	62.9%	94.1%	94.1%	94.1%	89.5%
Midland Medical Mall	100.0%	100.0%	92.1%	92.1%	92.1%	92.1%	92.1%
Mulberry Medical Park	85.4%	85.4%	94.8%	94.8%	85.4%	85.2%	85.2%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	67.6%	62.1%	60.6%	60.9%	60.9%	92.8%	94.0%
Rocky Mount Medical Office Building	100.0%	100.0%	10.0%	100.0%	95.7%	89.6%	89.6%
Rocky Mount Kidney Center	95.7%	95.7%	95.7%	95.7%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	100.0%	96.9%	96.9%	96.9%	96.9%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Fourth Quarter 2008
Property Occupancy Rates (Continued)

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster Health Campus MOB	93.1%	93.1%	92.9%	87.8%	87.8%	n/a	n/a
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	41.3%	41.3%	45.1%	52.7%	52.7%	52.7%	52.7%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest	43.5%	43.5%	43.5%	n/a	n/a	n/a	n/a
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	92.9%	92.9%	92.9%	99.4%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park — HMOB	80.3%	80.3%	100.0%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	95.5%	95.5%	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	94.7%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	73.4%	73.4%	73.4%	73.4%	69.2%	69.2%	69.2%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	100.0%	97.3%	93.7%	87.0%	92.6%	92.6%	90.6%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	100.0%	100.0%	100.0%	87.0%	87.0%	100.0%	95.9%
St. Francis Medical Plaza	63.5%	61.7%	61.7%	61.7%	61.7%	61.7%	53.1%
St. Francis Women’s Center	73.4%	73.4%	71.3%	76.5%	79.4%	78.0%	61.4%
Three Medical Park	93.8%	93.8%	93.8%	93.8%	93.8%	93.8%	93.8%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Tennessee
Healthpark Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Peerless Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Virginia
Hanover Medical Office Building I	96.6%	96.6%	92.6%	100.0%	100.0%	100.0%	100.0%
St. Mary’s Medical Office Building North	90.1%	90.1%	90.1%	90.1%	n/a	n/a	n/a

Cogdell Spencer Inc.
Fourth Quarter 2008
Lease Expirations for Leases In Place at December 31, 2008

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property	Per Leased
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Square Foot
Available	—	248,864	7.6%	$—	—	$—
2009	143	437,722	13.4%	9,911,643	13.6%	22.64
2010	113	455,382	13.9%	10,101,187	13.8%	22.18
2011	81	303,982	9.3%	6,841,232	9.4%	22.51
2012	125	593,286	18.1%	15,585,774	21.3%	23.77	(1)
2013	70	321,540	9.8%	6,895,374	9.4%	21.44
2014	46	258,453	7.9%	6,209,970	8.5%	24.03
2015	24	78,875	2.4%	1,964,468	2.7%	24.91
2016	11	53,007	1.6%	1,192,224	1.6%	22.49
2017	32	227,859	7.0%	6,365,874	8.7%	27.94
2018	10	43,181	1.3%	1,058,935	1.5%	24.52
Thereafter	16	253,817	7.7%	6,902,417	9.5%	27.19

Total	671	3,275,968	100.0%	$73,029,098	100.0%	$23.64	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent at December 31, 2008

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas HealthCare System	$5,494,419	7.5%
2	Palmetto Health Alliance	2,987,482	4.1%
3	Bon Secours St. Francis Hospital	2,360,821	3.2%
4	University Hospital (Augusta, GA)	2,045,156	2.8%
5	Gaston Memorial Hospital	2,006,401	2.7%
6	Jefferson Parish Hospital District #2	1,871,977	2.6%
7	Our Lady of Bellefonte Hospital	1,681,655	2.3%
8	Boice-Willis Clinic	1,505,553	2.1%
9	Southeast Georgia Health System	1,383,981	1.9%
10	Galen Medical Group	1,375,013	1.9%

		$22,712,458	31.1%

Capital Expenditures
(in thousands)

	Three Months Ended
	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007
Capital expenditures:
Recurring capital expenditures	$822	$392	$783	$633	$1,354
Planned capital expenditures associated with property acquisitions	5	268	299	24	82
Second generation tenant improvements	422	1,105	1,362	833	837

Total capital expenditures	$1,249	$1,765	$2,444	$1,490	$2,273

Cogdell Spencer Inc.
Fourth Quarter 2008
Acquisitions and Completed Developments for the period January 1, 2007 through December 31, 2008
(dollars in thousands)

			Date		Purchase Price
			Acquired /	Net Rentable	/ Construction
Property	Location	Type	In-service	Square Feet	Cost
Central New York Medical Center	Syracuse, NY	Acquisition	6/29/2007	111,634	$35,965
Lancaster Rehabilitation Hospital	Lancaster, PA	Development	2Q 2007	52,878	11,747
Summit Professional Plaza I	Brunswick, GA	Acquisition	8/30/2007	33,039	7,822
Summit Professional Plaza II	Brunswick, GA	Acquisition	8/30/2007	64,233	16,485
Lancaster General Health Campus MOB (1)	Lancaster, PA	Development	3Q 2007	62,214	13,700
Healthpark Medical Office Building	Chattanooga, TN	Acquisition	12/21/2007	52,151	16,370
Peerless Medical Center	Cleveland, TN	Acquisition	12/21/2007	40,506	11,993

Total 2007				416,655	$114,082

St. Mary’s Medical Office Building North	Richmond, VA	Acquisition	2/22/2008	30,617	4,449
East Jefferson Medical Plaza	Metairie, LA	Acquisition	2/28/2008	123,184	19,765
Carolina Forest Medical Plaza	Horry County, SC	Development	2Q 2008	38,902	7,540

Total 2008				153,801	$24,213

(1)	Owned by Cogdell Health Campus MOB, LP, which is a consolidated real estate partnership. The Company had an 81% ownership interest at December 31, 2008.
Construction in Progress as of December 31, 2008
(dollars in thousands)

					Estimated
		Estimated	Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
St. Luke’s Riverside MOB	Bethlehem, PA	2nd Half 2010	170,000	$1,240	$38,900	45.0%
The Woodlands Center (1)	Pensacola, FL	4Q 2009	76,000	8,969	24,769	100.0%
Medical Center Physicians Tower	Jackson, TN	1Q 2010	107,000	416	21,100	75.0%
Land and pre-construction developments			—	4,689	—

			353,000	$15,314	$84,769

(1)	Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company expects to have a 40.0% ownership upon completion.
Lease-up Property as of December 31, 2008
(dollars in thousands)

					Estimated
			Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Alamance Regional Mebane Outpatient Ctr (1)	Mebane, NC	2Q 2008	59,678	$15,864	$16,200	66.9%

(1)	Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at December 31, 2008.